UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2020

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

001-33013

(Commission File Number)

Delaware

(State or Other Jurisdiction of Incorporation)

11-3209278

(I.R.S. Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 11, 2020, Flushing Financial Corporation announced that, due to the public health concerns related to the COVID-19 pandemic, it is changing the location of its 2020 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Tuesday, May 26, 2020, at 1:00 pm Eastern Time, to a virtual-only meeting. Stockholders will not be able to attend the Annual Meeting in person.

A copy of the press release announcing the location change is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.  Further information regarding this change to the location of the Annual Meeting can be found in the additional proxy materials filed by the Company with the U.S. Securities and Exchange Commission on May 11, 2020.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated May 11, 2020
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

usa
FLUSHING FINANCIAL CORPORATION

Date: May 11, 2020	By:	/s/ SUSAN K. CULLEN
Susan K. Cullen
Senior Executive Vice President and Chief Financial Officer